Exhibit 99.1

NEWS RELEASE	FLOTEK INDUSTRIES, INC.
FTK - AMEX Houston, Texas	April 30, 2007

FLOTEK INDUSTRIES, INC. ANNOUNCES APPOINTMENT OF DIVISION PRESIDENTS

AND FIRST QUARTER EARNINGS CALL

HOUSTON, April 30, 2007 — Flotek Industries, Inc. (AMEX: FTK) announced that it has recruited Paul Deutch as President of Artificial Lift. Deutch will spearhead the geographic expansion and product line development of Flotek’s emerging Artificial Lift division.

Previously, Deutch served as Vice President and CTO of Science Applications International Corporation’s (SAIC) Upstream Oil & Gas Commercial Business Services group. Prior to SAIC, Deutch spent 13 years with Schlumberger. Starting his career as a field engineer and working in a variety of managerial and operational roles domestically and overseas, Deutch introduced Combinable Magnetic Resonance logging measurement worldwide, managed the Norwegian offshore operations, and was Global Business Manager for a $100 million operation with 1,000 employees. Deutch holds a Bachelor of Engineering from Dartmouth College and a Bachelor of Arts in Government from Colby College.

In addition, Flotek announced Robert Wittman, previously Vice President of Engineering, has been promoted to President of the newly created Flotek Technology and Engineering division. This group will support the technical and engineering needs of the Company. A new emphasis will be placed on Mechanical R&D with efforts directed to the development of innovative technology and equipment for our Artificial Lift and Downhole Tool Group.

Jerry Dumas, Flotek’s Chairman and CEO, stated, “Paul’s background and experience make him very well-suited to lead the business through its next stage of development. With the support of the newly created Flotek Technology and Engineering division I expect Artificial Lift to grow into one of the leading segments of the Company.”

First Quarter Conference Call

The Company will hold an investor conference call on May 9, 2007 at 2:00pm CDT. The call will be held in conjunction with the release of selected financial data for the first quarter of 2007. This information is expected to be released after the market closes on May 8, 2007.

Dial-In Number:	888-217-1175 (U.S. & Canada)
706-643-7468 (International)
ID 7117903
Call will be broadcast live at www.flotekind.com

A replay of the call will be available through May 11, 2007 by calling (800) 642-1687 (U.S. & Canada) and (706) 645-9291 (International) with passcode 7117903.

Flotek manufactures and markets innovative specialty chemicals, downhole drilling and production equipment, and manages automated bulk material handling, loading and blending facilities. It serves major and independent companies in the domestic and international oilfield service industry. For additional information, please visit Flotek’s web site at www.flotekind.com.

Forward-Looking Statements:

This Press Release contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc. business, financial condition, results of operations and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Press Release.

Although forward-looking statements in this Press Release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, demand for oil and natural gas drilling services in the areas and markets in which the Company operates, competition, obsolescence of products and services, the Company’s ability to obtain financing to support its operations, environmental and other casualty risks, and the impact of government regulation. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filings on Form 10-K (including without limitation in the “Risk Factors” Section) and Form 10-K, and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Press Release. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Press Release.

CONTACT:

Flotek Industries, Inc.

Rosalie Melia, Corporate Secretary

713.849.9911